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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 26, 1999
                        Commission File Number: 000-23000

                        THE HARVEY ENTERTAINMENT COMPANY
                 (Name of Small Business Issuer in its Charter)


              CALIFORNIA                           95-4217605
    (State or Other Jurisdiction        (I.R.S. Employer Identification No.)
  of Incorporation or Organization)



                      1999 AVENUE OF THE STARS, SUITE 2050
                          LOS ANGELES, CALIFORNIA 90067
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (310) 789-1990


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ITEM 5.        OTHER EVENTS

                On April 26, 1999 The Harvey Entertainment Company (the "Company") completed a sale of $17 million of its newly-issued Series A Preferred Stock to an investor group led by Roger A. Burlage, Michael R. Burns, Al Checchi, Ken Slutsky and The Kushner-Locke Company. The investment consists of $11.5 million in cash and $5.5 million of the common stock of The Kushner-Locke Company. The holders of the Series A Preferred Stock have the right as a separate class to elect two members of the Company's expanded five-person Board of Directors. In addition, the holders of Series A Preferred Stock have the right to vote together as a single class with the holders of the Company's common stock ("Common Stock") on all other matters. Each share of Series A Preferred Stock is convertible into shares of Common Stock at an initial conversion price of $6.75 per share (which is subject to anti-dilution adjustments) and has a number of votes equal to the number of shares of Common Stock into which it is convertible.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

The exhibits listed below are filed as part of this Current Report.


Exhibit Number               Description of Exhibit
--------------               ----------------------
         3.1                 Certificate of Determination filed with the California Secretary of
                             State on April 15, 1999.

        10.1                 Stock Purchase Agreement dated as of April 7, 1999 by and among the Company, Michael R. Burns, Roger A. Burlage, Ken Slutsky
                             and The Kushner-Locke Company.

        10.2                 Warrant Agreement dated as of April 26, 1999 among the
                             Company, Roger A. Burlage, Michael R. Burns, The Kushner-
                             Locke Company, Al Checchi and Ken Slutsky.

        10.3                 Registration Rights Agreement dated as of April 26, 1999 by and among the Company, The Kushner-Locke Company, Roger A.
                             Burlage, Michael R. Burns, Al Checchi and Ken Slutsky.

        10.4                 Registration Rights Agreement dated as of April 26, 1999 by and between The Kushner-Locke Company and the Company.

        10.5                 Employment Agreement dated as of April 5, 1999 by and between the Company and Roger A. Burlage.

        99.1                 Press Release of the Company dated April 27, 1999.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 1999             THE HARVEY ENTERTAINMENT COMPANY


                                By: /s/ Ronald B. Cushey
                                   -------------------------------
                                   Name: Ronald B. Cushey
                                   Title: Chief Financial Officer


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                                  EXHIBIT INDEX


The exhibits listed below are filed as part of this Current Report.


Exhibit Number               Description of Exhibit
--------------               ----------------------
         3.1                 Certificate of Determination filed with the California Secretary of
                             State on April 15, 1999.

        10.1                 Stock Purchase Agreement dated as of April 7, 1999 by and among the Company, Michael R. Burns, Roger A. Burlage, Ken Slutsky
                             and The Kushner-Locke Company.

        10.2                 Warrant Agreement dated as of April 26, 1999 among the
                             Company, Roger A. Burlage, Michael R. Burns, The Kushner-
                             Locke Company, Al Checchi and Ken Slutsky.

        10.3                 Registration Rights Agreement dated as of April 26, 1999 by and among the Company, The Kushner-Locke Company, Roger A.
                             Burlage, Michael R. Burns, Al Checchi and Ken Slutsky.

        10.4                 Registration Rights Agreement dated as of April 26, 1999 by and between The Kushner-Locke Company and the Company.

        10.5                 Employment Agreement dated as of April 5, 1999 by and between the Company and Roger A. Burlage.

        99.1                 Press Release of the Company dated April 27, 1999.


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